Exhibit 99.1

NAPTP 2013 MLP Annual Investor Conference

Stamford, CT

May 22-23, 2013

Copyright 2013 Buckeye Partners, LP.

LEGAL NOTICE/FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.

Copyright 2013 Buckeye Partners, L.P.

2

INVESTMENT HIGHLIGHTS

Petroleum storage tanks at our Macungie terminal in Pennsylvania

Aerial view of BORCO’s six offshore jetties with tank farm in the distance

Over 125 years of continuous operations, with a 26-year track record as a publicly traded MLP on the NYSE

Market capitalization of $7.0 billion

Lower cost of capital realized from elimination of GP IDRs; differentiation from many of our peers Investment grade credit rating with a conservative approach toward financing growth Increased geographic and product diversity resulting from recent acquisitions Attractive growth investment opportunities across our domestic and international asset platform; including crude diversification projects utilizing existing asset footprint Opportunities for significant internal growth projects on legacy and recently acquired assets Increased distribution declared for Q1 2013; paid cash distributions each quarter since formation in 1986

Copyright 2013 Buckeye Partners, L.P.

3

BUCKEYE’S STRATEGY

Our Vision: Buckeye—the logistical solutions partner of choice for the global energy business

Our Mission: To deliver superior returns to our investors through our talented, valued employees and our core strengths of

An unwavering commitment to safety, environmental responsibility, regulatory compliance, and personal integrity Best-in-class customer service and sophisticated commercial operations Operational excellence that provides consistent, reliable performance at the lowest reasonable cost

An entrepreneurial approach toward logistical solutions to profitably expand and optimize Buckeye’s portfolio of global energy assets A commitment to consistent execution and the continuous improvement of our operations, projects and people

Current

Future

Generate Exceptional Financial Returns to Unitholders

Key Component

Guiding Principle

Copyright 2013 Buckeye Partners, L.P.

4

ORGANIZATIONAL OVERVIEW
Three Business Operating Units

Domestic Pipelines & Terminals

- ~6,000 miles of pipeline with ~100 delivery locations
- ~100 liquid petroleum product terminals
- ~42 million barrels of liquid petroleum product storage capacity

International Pipelines & Terminals

- ~30 million barrels of storage capacity at 2 terminal facilities in The Bahamas (~25 million) and Puerto Rico (~5 million)
- Deep water berthing capability to handle ULCCs and VLCCs in The Bahamas
- Announced expansion of 4.7 million barrels at Bahamian facility nearing completion, with 1.9 million barrels placed in service 2nd half 2012, 1.6 million placed into service during Q1 2013, and 1.2 million barrels expected to be placed into service during Q3 2013

Buckeye Services

Natural Gas Storage

- ~Over 30 Bcf of working natural gas storage capacity in Northern California

Energy Services

- Markets refined petroleum products in areas served by Domestic Pipelines & Terminals

Development & Logistics

- Operates and/or maintains third-party pipelines under agreements with major oil and gas and chemical companies

LTM ADJUSTED EBITDA(1)


2.3%
2.0%
0.9%
22.5%
72.3%

(1) LTM through March 31, 2013. See Appendix for Non-GAAP Reconciliations

BUCKEYE PARTNERS, L.P.
© Copyright 2013 Buckeye Partners, L.P.
5

BUCKEYE SYSTEM MAP

Copyright 2013 Buckeye Partners, L.P.

6

VALUE CREATION/GROWTH DRIVERS
$4 Billion Invested Since 2008

Recent Transactions (1)

2012
- Perth Amboy, New Jersey Marine Terminal, $260.0 million

2011
- BORCO Marine Terminal, $1.7 billion
- BP Pipeline & Terminal Assets, $165.0 million
- Maine Terminals and Pipeline, $23.5 million

2010
- Buy-in of BPL's general partner, 20 million units issued
- Yabucoa, Puerto Rico Terminal, $32.6 million
- Opelousas, Louisiana Terminal, $13.0 million
- Additional Equity Interest in West Shore Pipe Line Company, $13.5 million

2009
- Blue/Gold Pipeline and Terminal Assets, $54.4 million

2008
- Lodi Natural Gas Storage, $442.4 million
- Farm & Home Oil Company(2), $146.2 million(3)
- Niles and Ferrysburg, Michigan Terminals, $13.9 million
- Albany, New York Terminal, $46.9 million

(1) Excludes acquisitions with a value of $10 million or lower
(2) Now Buckeye Energy Services
(3) Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million
(4) Estimate provided is mid-point of expected organic growth capital spend range

Organic Growth Capital Spending



$400
$320
$240
$160
$80
$0
($MM)
$91.5
$63.8
$46.5
$247.9
$276.9
$310.0
2008
2009
2010
2011
2012
2013P
(4)
Perth Amboy
BORCO
Domestic Assets (excl. Perth Amboy)

2013 Capital Projects
- Transformation of Perth Amboy terminal into highly efficient, multi-product storage, blending, and throughput facility with crude unit train offloading capability
- Storage expansion and terminal enhancements at BORCO facility
- Construction of crude oil storage tanks, capacity increases in pipeline interconnectivity, and assessment of potential crude unit train capabilities within our Chicago complex
- Truck loading rack upgrades in the Midwest
- Refurbishment of tanks across the domestic system
- Butane blending, vapor recovery, and additive system installations planned for numerous terminal facilities across the domestic system
- Completion of modifications at Albany terminal, allowing the handling of both crude oil and ethanol unit trains

BUCKEYE PARTNERS, L.P.
© Copyright 2013 Buckeye Partners, L.P.
7

CRUDE DIVERSIFICATION

- Albany, NY
  - Multi-year contract signed with Irving Oil in October 2012 to provide crude oil services, including offloading unit trains, storage, and throughput
  - Albany terminal has two ship docks on the Hudson River, allowing transport of crude oil directly to Irving's facility
- Perth Amboy, NJ
  - Project initiated to add crude by rail capability
  - Outbound transportation options include ship, barge, and pipeline
- Chicago Complex
  - Diluent storage and transshipments – inbound via railroad and pipeline; outbound via pipeline to Canadian destinations
  - Contract recently signed with major for construction of crude storage
  - Further discussions underway for potential projects, including crude by rail opportunities
- Woodhaven, MI
  - Offload Bakken crude from railcars and transport via pipeline to an Ohio refinery
- BORCO (Freeport, Bahamas)
  - Multi-year agreement signed in April 2012 to support 1.2 million barrel expansion of facility
  - Latin America crude developments forcing producers to find large storage locations with blending capabilities and segregation for multiple qualities of crude
  - Advanced marine infrastructure and service capabilities provide competitive advantage over other marine terminals in the region



Crude Flow
Product Flow
Possible Crude Flow
Active Crude Pipeline
Proposed Crude Pipeline
Active Product Pipeline
Proposed Product Pipeline
Refinery

Source: PFC Energy



To West Coast
To Gulf Coast
To Europe
Crude Blending & Staging
To Asia
From Latin America

With the emergence of the Bakken and Utica shale plays, as well as new crude developments in Latin America, Buckeye is looking at ways to leverage its assets to provide crude oil logistics solutions to producers and refiners wherever possible.

BUCKEYE PARTNERS, L.P.
© Copyright 2013 Buckeye Partners, L.P.
8

Domestic Pipelines & Terminals

Copyright 2013 Buckeye Partners, L.P.

DOMESTIC PIPELINES & TERMINALS OVERVIEW

Pipeline Throughput Volumes

Petroleum storage tanks at our Macungie terminal in Pennsylvania

Pipelines & Terminals segment represents Buckeye’s largest segment contribution to Adjusted EBITDA Over 6,000 miles of pipeline located primarily in the Northeast and Midwest United States moving nearly 1.4 million barrels of liquid petroleum products per day with more than 100 delivery points Approximately 100 liquid petroleum product storage terminals located throughout the United States Approximately 42 million barrels of storage capacity

(1)	Through March 31, 2013.

Terminal Throughput Volumes

Copyright 2013 Buckeye Partners, L.P.

PERTH AMBOY OVERVIEW

Facility Overview

- BPL purchased facility from Chevron (closed in July 2012)
- Located at the southwest end of New York Harbor on the Arthur Kill
  - Only ~ 6 miles from Buckeye Linden complex
  - Pipeline, water, rail, and truck access
  - Strategically situated on New York Harbor as a NYMEX delivery point
- Approximately 5 MMBbls total storage capacity
  - 2.7 MMBbls of active refined product storage
  - 1.3 MMBbls of refurbishable refined product storage
  - 0.8 MMBbls of heavy oil refurbishable storage
- 4 docks (1 ship, 3 barge[1]) with water draft up to 37'
- ~250 acre site with significant undeveloped acreage for expansion potential
- Capital investment period supported by multi-year storage, blending, and throughput commitments from Chevron

Strategic Rationale

- Improves connectivity and service capabilities for customers to increase Buckeye system utilization
- Provides for security and diversity of product supply for Buckeye's customers by connecting waterborne product supply with end destination markets across the Buckeye system
- Provides customers with storage at New York Harbor, a highly liquid NYMEX settlement point



Note: Facility located in Perth Amboy, NJ. Green line indicates approximate property boundaries

Growth Opportunities

- Near-term plans to transform existing terminal into a highly efficient, multi-product storage, blending, and throughput facility
  - Potential for crude, gasoline, distillate, ethanol, asphalt, or 6 oil service that can be optimized as market needs evolve
  - Pipeline planned for direct interconnect to Buckeye Linden complex
  - Project initiated to allow handling of Bakken-sourced crude oil via rail and ship

(1) One of the barge docks is currently out of service.

BUCKEYE PARTNERS, L.P.
© Copyright 2013 Buckeye Partners, L.P.
11

PERTH AMBOY COMMERCIAL STRATEGY

PADD(1) 1 Market Opportunity

Perth Amboy is in a highly attractive location in the New York Harbor with access to the large local PADD 1 market

The PADD 1 region has ~36% of the U.S. population and relies on PADD 3 and international imports and transfers of refined products to meet market demand

All U.S. Northeast product not produced by local refineries must be supplied either through import or inter-PADD transfers, increasing storage capacity demand in the New York Harbor

New York Harbor NYMEX delivery point: nexus of U.S. Northeast petroleum flows

Significantly more trading liquidity than Philadelphia market

Buckeye Business Strategy

Multi-mode takeaway capacity (pipe, water, rail, truck) connected to the Buckeye system and inland distribution network

Balanced focus on imports/exports for clean products (gasoline, distillates, jet) and dirtier fuels (crude, fuel oil, asphalt)

Pipeline constraints and poor facility configurations (tank-to-tank communication) at some existing terminals in New York Harbor result in inefficiencies

Ability to complement storage with local product distribution via truck rack

Strong interest expressed for a Bakken/Utica crude solution, bunker fuel growth, and asphalt terminalling/supply

Facilitates U.S. Northeast product flow and logistics

Secures and diversifies access to product supply

Extension of the product value chain with BORCO

Opportunity to tie-in imports and exports to/from the U.S.

We believe optimal facility configuration with simultaneous operations and high-speed takeaway capacity will give Perth Amboy competitive advantages in the marketplace

(1)	Petroleum Administration for Defense Districts

Copyright 2013 Buckeye Partners, L.P.

PROJECTS

Crude Diversification: Utica Shale

Multi-year contract to support transformation of Opportunity: the Albany marine terminal to provide crude oil Development services, including offloading unit trains, storage, in early and throughput but industry

Contracted to offload approximately 8,600 bpd consensus of Bakken crude for refinery customer at crude Woodhaven, MI facility solutions needed

Project initiated to add crude by rail capability at

Perth Amboy Buckeye has presence in and has

Chicago Complex Crude Oil and Other opportunity Opportunities: utilize

Construction of additional storage capacity to infrastructure, including leverage asset footprint in Chicago to take and advantage of changing crude oil slates in the market lines, to be logistics

Contract recently signed with major for

Butane Blending: construction of crude storage Significant

Further discussions underway for potential

Improved projects including crude by rail opportunities

Opportunities

Project underway to increase capacity in refined products pipeline interconnectivity within the Other Projects complex Storage

Recently completed propylene storage at facility and with rail loading capability

DOMESTIC PIPELINES & TERMINALS GROWTH POTENTIAL

Copyright 2013 Buckeye Partners, L.P.

FERC ORDER DEVELOPMENTS

Buckeye Pipe Line’sMarket -Rate Program

FERC Closes “Show Cause” Proceeding Regarding Buckeye Pipe Line Company, L.P. (“BPL Co.”)

In response to protest of an airline shipper in the NYC area, FERC issued a “Show Cause” order on March 30, 2012, directing BPL Co. to justify continuation of its innovative rate-setting system and rejecting its routine, system-wide tariff increases.

FERC issued an order on February 22, 2013, closing the “Show Cause” proceeding and ruling that:

BPL Co. can continue to charge its current rates undisturbed

BPL Co. granted full market-based-rate authority, i.e., no longer subject to rate increase caps, in markets previously found by FERC to be competitive markets, in which BPL Co. generated $137 million of revenue from interstate transportation service in 2012

BPL Co. allowed to file future rates in its remaining markets, in which BPL Co. generated $126 million of revenue from interstate transportation service in 2012, pursuant to any of the methodologies permitted by FERC regulations, including in accordance with the generic FERC index

Treatment of NYC market rate still pending outcome of two other filings, as discussed below (Airlines’ Complaint and Market-Based Rates Application for New York City Market)

Earlier program utilized by BPL Co. now discontinued.

BPL Co. Increases Tariffs

BPL Co. increased tariffs effective May 1st by approximately seven percent in those markets subject to market-based-rate authority

BPL Co. is still evaluating the extent to which it will increase tariff rates in the remaining markets, but does expect to file for a tariff increase (excluding the NYC market) effective with the normal July 1st index cycle.

The July 1, 2013 increase in the FERC index, which is a methodology available to BPL Co., has been set by FERC at 4.6 percent.

Airlines’ Complaint

On September 20, 2012, four airlines filed a complaint at FERC challenging BPL Co.’s tariff rates for transporting jet fuel to three NYC airports –the same movements that were the subject of the March 2012 protest that led to the “show cause” proceeding.

On October 10, 2012, BPL Co. filed its answer to the complaint, and additional filings were made by the parties in October and November. No third parties have filed to intervene in the complaint proceeding.

On February 22, 2013, FERC issued an order setting the matter for hearing, but such hearing is on hold pending the outcome of FERC-ordered settlement discussions between the parties, which are being facilitated by a FERC-appointed settlement judge.

In 2012, deliveries of jet fuel to the NYC airports generated approximately $32 million of BPL Co.’s revenues. The complaint is not directed at BPL Co.’s rates for service to other destinations, and it has no impact on the pipeline systems and terminals owned by Buckeye’s other operating subsidiaries.

Copyright 2013 Buckeye Partners, L.P.

FERC ORDER DEVELOPMENTS (Continued)

Buckeye Pipe Line’sMarket -Rate Program

Market-Based Rates Application for New York City Market

On October 15, 2012, BPL Co. filed an application with FERC seeking authority to charge market-based rates for deliveries of refined petroleum products to the NYC market.

If FERC grants the application, BPL Co. would be permitted prospectively to set its rates in response to competitive forces, and the airlines’ cost-based challenges to BPL Co.’s jet fuel delivery rates to the NYC airports would be moot with respect to future rates.

Buckeye believes that the New York City-area market is robust and highly competitive. The New York Harbor is one of the world’s most active refined petroleum products markets. Within this market, BPL Co.’s customers have access to numerous existing alternatives, via pipeline, barge, and truck, to transport refined products. The three airports are located near other active products pipelines or barge docks and, with reasonable investment, should be able to access alternative jet fuel supplies efficiently and economically.

On December 14, 2012, four airlines filed a joint protest of BPL Co.’s market-based rates application, specifically pertaining to jet fuel transportation to three NYC airports—the same movements that were the subject of the March 2012 protest that led to the “show cause” proceeding. The protest is not directed at BPL Co.’s market-based rates application pertaining to movements of any other products or to any other destinations tinations in the NYC market ark .

On January 14, 2013, BPL Co. filed its answer to the protest. Additional filings were also made by the parties in January and February 2013.

On February 22, 2013, FERC issued an order setting the application for hearing, but putting it on hold pending the outcome of settlement discussions regarding the Airlines’ Complaint.

Copyright 2013 Buckeye Partners, L.P.

International Pipelines & Terminals

Copyright 2013 Buckeye Partners, L.P.

INTERNATIONAL PIPELINES AND TERMINALS

BORCO

- World-class marine storage terminal for crude oil, fuel oil, and refined petroleum products
- 24.9 MMBbls capacity
- Located in Freeport, Bahamas, 80 miles from Southern Florida and 920 miles from New York Harbor
- Deep-water access (up to 91 feet) and the ability to berth VLCCs and ULCCs
- Capacity leased under take or pay contracts
- World-class customer base
- Variable revenue generation from ancillary services such as berthing, blending, bunkering, and transshipping
- Hub for international logistics
- Announced expansion of 4.7 million barrels nearing completion with 3.5 million barrels delivered to date and 1.2 million barrels expected to be placed into service in Q3 2013; room to significantly further expand capacity if market conditions permit

Yabucoa, Puerto Rico

- Well-maintained facility with superior blending/manufacturing facilities
- 4.6 million barrels of refined petroleum product, fuel oil, and crude oil storage capacity
- Strategic location supports a strong local market and also provides regional growth opportunities
- Long-term fee-based revenues supported by multi-year volume commitments from Shell

Other

- Fuel oil supply and distribution services in the Caribbean

BORCO LTM REVENUE[(1)]



7.6%
11.9%
80.4%
Storage (take or pay)
Berthing (variable)
Other Ancillary (variable)

BORCO LTM LEASED CAPACITY[(1)]



14.9%
23.1%
62.0%
Fuel Oil
Crude Oil
Refined Products

(1) LTM through March 31, 2013. Revenue excludes non-cash amortization of unfavorable storage contracts.

BUCKEYE PARTNERS, L.P.

© Copyright 2013 Buckeye Partners, L.P.

17

BORCO COMMERCIAL OPERATIONS

BORCO’s location and deep water access, make it uniquely positioned to capture the global storage, build-bulk, break-bulk, and blending services market

Build-bulk

Break-bulk

Blending and Crude Staging

Build-bulk operations consist of receiving smaller-sized vessels from regional draft-restricted ports, aggregating product in large tankage, and then exporting in larger-sized vessels for long-haul transport ` e.g.—Delivering cargoes of heavy fuel oil from Latin America to BORCO in Aframax vessels, blending with lighter fuel oil from the U.S. Gulf Coast, and building bulk fuel oil blends that are then exported to Asia Pacific in VLCCs

Break-bulk operations consist of receiving large-sized vessels from long-haul destinations and then breaking those volumes into smaller cargos suitable for export to regional draft restricted ports ` e.g.—Receiving large cargo imports of clean products (diesel/gasoline) from India and Europe and breaking those volumes into smaller cargos situated for export to the U.S., Mexico, the Caribbean, and Central/South America

Break-bulk operations consist of receiving large-sized vessels from long-haul destinations and then breaking those volumes into smaller cargos suitable for export to regional draft restricted ports ` e.g.—Receiving large cargo imports of clean products (diesel/gasoline) from India and Europe and breaking those volumes into smaller cargos situated for export to the U.S., Mexico, the Caribbean, and Central/South America

Select examples of blending services provided at BORCO include:

Blending of fuel oil from Caribbean and South American refineries for delivery to Asia

Blending of clean products from Asia for delivery throughout the U.S. East Coast, the Caribbean, and Latin America markets

Blending of heavy / light crude oil from various areas for delivery to U.S. Gulf Coast refineries

There is growing demand for blending capabilities at BORCO, including the following:

Increasing production of heavy, lower-quality crudes from South America, which require additional infrastructure to blend with lighter, sweeter grades

Blending of Brazilian Peregrino and Papa Terra heavy crudes with diluent or lighter crudes

As international regulations require more use of cleaner burning transportation fuels, there is growing demand for BORCO’s blending services

Potential to add butane and ethanol storage/blending capabilities

Copyright 2013 Buckeye Partners, L.P.

INTERNATIONAL INTERNAL GROWTH PROJECTS
EXPANSION AND OTHER GROWTH OPPORTUNITIES

BORCO Capital Investment Since Acquisition (~$340 million):

- Expanded storage capacity by 3.5 million barrels, with an additional 1.2 million barrels of crude oil storage expected to be in service in the third quarter of 2013; all 4.7 million barrels are fully leased
- Constructed ample berthing capacity to allow future expansion without incremental marine infrastructure spend
- Designed facility to accommodate multiple product segregations to enable blending and maximum flexibility for changes in facility requirements
- Improved simultaneous operations to move product in and out of the facility at the same time
- Provided critical infrastructure redundancy to ensure business continuity
- Improved loading and unloading rates to allow for reduced berthing time
- Laid ground work for future expansion by optimizing facility configuration



Yellowfield
Bluefield
Future Expansion Area

BORCO Expansion Capacity[1] –millions of barrels



Expansion Capacity (Mmbls)
5
4
3
2
1
0
$250
$200
$150
$100
$50
$0
Cumulative CAPEX $MM
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012
2013
Yellowfield 2
Bluefield 2
Bluefield 1
Yellowfield 1
Capex

(1) Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service.

Other Internal Growth Opportunities

- Significant land available for further expansion
- Additional interest for staging of crude oil resulting from Latin American production expected to come online over the next decade
  - Provides optionality to multiple end-market destinations
- Bunkering Opportunities – Blended Fuel Oil
  - BORCO is a logical geographical location spot for a new "Bunker filling station"
  - 2014 Panama Canal expansion to allow passage of Suezmax vessels expected to lead to 20-30% increase in traffic; BORCO location ideal to service the incremental vessels
- Yabucoa, Puerto Rico facility provides opportunities for jet fuel and crude storage, as well as fuel oil supply and bunkering

BUCKEYE PARTNERS, L.P.
© Copyright 2013 Buckeye Partners, L.P.
19

Buckeye Services

Copyright 2013 Buckeye Partners, L.P.

BUCKEYE SERVICES OVERVIEW

Energy Services Development & Logistics

Buckeye Energy Services (“BES”) markets a wide range of Buckeye Development & Logistics (“BDL”) operates and/or refined petroleum products and other ancillary products maintains third-party pipelines under agreements with in areas served by Buckeye’s pipelines and terminals major oil and gas and chemical companies

Strategy for mitigating basis risk included a reduction of BDL is also responsible for identifying and completing refined product inventories in the Midwest and focusing potential acquisitions and organic growth projects for on fewer, more strategic locations for transacting Buckeye business BDL services offered to customers

Recently reduced costs by right-sizing the infrastructure Contract operations for reduced geographic focus

Project origination Contributed approximately $24.5 million in revenues to

• Asset development Domestic Pipelines & Terminals during the last twelve

• Engineering design months through March 31,2013, while also providing valuable insight on demand and pricing support for our• Project management terminalling and storage business

Natural Gas Storage

Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with over 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area

Revenue is generated through firm storage services and hub services

The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively

Lodi’s facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations

Copyright 2013 Buckeye Partners, L.P.

Financial Overview

Copyright 2013 Buckeye Partners, L.P.

FINANCIAL PERFORMANCE (1)

Adjusted EBITDA ($MM)(2)

Cash Distribution Coverage(2)(3)

Cash Distributions Declared per Unit

Net LT Debt/Adjusted EBITDA(4)

(1)	LTM through March 31, 2013
(2)	See Appendix for Non-GAAP Reconciliations
(3)	Distributable cash flow divided by cash distributions declared for the respective periods

(4) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility

Copyright 2013 Buckeye Partners, L.P.

INVESTMENT SUMMARY

Stability and Growth

Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles

Management continues to drive operational excellence through its best practices initiative

Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near-term growth projects

July 2012 acquisition of marine termina rminal facility in Pe erth rth Amboy, NJ from Chevron hevr furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities; provides significant near-term growth opportunities at attractive multiple

World-class BORCO marine storage terminal with 24.9 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas, with opportunity for significant additional capacity expansion; serves as important logistics hub for international petroleum product flows

Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of changing supply and demand fundamentals for crude and refined petroleum products to drive improved returns to unitholders

Copyright 2013 Buckeye Partners, L.P.

Non-GAAP Reconciliations

Copyright 2013 Buckeye Partners, L.P.

BASIS OF REPRESENTATION; EXPLANATION OF NON-GAAP MEASURES

Buckeye’s equity-funded merger with Buckeye GP Holdings, L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of LP units outstanding increase from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007.

Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook.

Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income.

Copyright 2013 Buckeye Partners, L.P.

NON-GAAP RECONCILIATIONS

Net Income to Adjusted EBITDA and Distributable Cash Flow ($000)

	2008	2009	2010	2011	2012	LTM [1]
Net income attributable to BPL	26,477	49,594	43,080	108,501	226,417	263,799
Interest and debt expense	75,410	75,147	89,169	119,561	114,980	116,419
Income tax expense (benefit)	801	(343)	(919)	(192)	(675)	(881)
Depreciation and amortization	50,834	54,699	59,590	119,534	146,424	150,988
EBITDA	**153,522**	**179,097**	**190,920**	**347,404**	**487,146**	**530,325**
Net income attributable to noncontrolling interests affected by merger [2]	153,546	90,381	157,467		-	-
Amortization of unfavorable storage contracts	-	-	-	(7,562)	(10,994)	(10,994)
Gain on sale of equity investment	-	-	-	(34,727)	-	-
Non-cash deferred lease expense	4,598	4,500	4,235	4,122	3,901	3,868
Non-cash unit-based compensation expense	1,909	4,408	8,960	9,150	19,520	20,236
Equity plan modification expense	-	-	21,058	-	-	-
Asset impairment expense	-	59,724	-	-	59,950	59,950
Goodwill impairment expense	-	-	-	169,560	-	-
Reorganization expense	-	32,057	-	-	-	-
Adjusted EBITDA	**313,575**	**370,167**	**382,640**	**487,947**	**559,523**	**603,385**
Less: Interest and debt expense, excluding amortization of deferred financing costs and debt discounts	(73,573)	(71,863)	(84,758)	(111,941)	(111,511)	(112,976)
Maintenance capital expenditures	(28,936)	(23,496)	(31,244)	(57,467)	(54,425)	(46,448)
Income taxes, excluding non-cash taxes and other	1,210	325	-	(6)	(1,095)	(889)
Distributable Cash Flow	**212,276**	**275,133**	**266,638**	**318,533**	**392,492**	**443,072**
Distributions for Coverage ratio [3]	209,412	237,687	259,315	351,245	376,193	384,677
Coverage Ratio	**1.01x**	**1.16x**	**1.03x**	**0.91x**	**1.04x**	**1.15x**
Adjusted Segment EBITDA						
Pipelines & Terminals	253,790	302,164	346,447	361,018	409,055	436,367
International Operations	-	-	(4,655)	112,996	132,104	135,681
Natural Gas Storage	41,814	41,950	29,794	4,204	6,118	5,559
Energy Services	9,443	19,335	5,861	1,797	524	13,887
Development & Logistics	8,528	6,718	5,193	7,932	11,722	11,891
Total Adjusted EBITDA	**313,575**	**370,167**	**382,640**	**487,947**	**559,523**	**603,385**

(1) LTM through March 31, 2013
(2) On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2013 amounts reflect estimated cash distributions to be paid on LP units for the quarter ended March 31, 2013. Distributions with respect to the Class B units outstanding on the record date for the quarter ended March 31, 2013 will be paid in additional Class B units rather than in cash.

BUCKEYE PARTNERS, L.P.
© Copyright 2013 Buckeye Partners, L.P.
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